UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2022

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Talos Energy Inc. (the “Company”) held on May 11, 2022, the Company’s stockholders were asked to consider and vote upon the following three proposals: (1) to elect two Class I directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2025 Annual Meeting of Stockholders, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year and (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the 2021 fiscal year, as disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 6, 2022 (the “Proxy Statement”). The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.

The Class I directors that were up for election at the Annual Meeting were each elected for a three-year term expiring at the Company’s 2025 Annual Meeting of Stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Mr. Charles M. Sledge	41,107,506	19,012,680	11,147	5,349,528
Mr. Robert M. Tichio	32,275,724	27,845,002	10,607	5,349,528

2.	Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2022 fiscal year. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
65,266,398	192,116	22,347

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers for the 2021 fiscal year was not approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
28,816,847	31,297,676	16,810	5,349,528

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2022

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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